FIFTH LEASE EXTENSION AGREEMENT

                  THIS AGREEMENT dated this 31st day of May, 1996, by and between ICE ASSOCIATES, having an address of 15 Green Street, Hackensack, New Jersey (hereinafter called "Landlord"), DALTEX MEDICAL SCIENCES, INC. having an address of 36-52 Kulick Road, Fairfield, New Jersey 07004 (hereinafter called "Tenant").

                         W I T N E S S E T H T H A T:

                  WHEREAS, Landlord and Tenant entered into a Lease Agreement ("Lease") dated May 24, 1989 by which Landlord leased to Tenant 1,800 square feet located at 36-52 Kulick Road, Fairfield, New Jersey 07004 (hereinafter "Initial Lease Agreement"); and

                  WHEREAS, the Initial Lease Agreement was extended by a Lease Extension Agreement dated May 27, 1992 (hereinafter "Lease Extension Agreement"); and

                  WHEREAS, the Lease Extension Agreement was extended by Second Lease Extension Agreement dated August 30, 1993
(hereinafter "Second Lease Extension Agreement"); and

                  WHEREAS, the Second Lease Extension Agreement was extended by Third Lease Extension Agreement dated April 7, 1994
(hereinafter "Third Lease Extension Agreement"); and

                  WHEREAS, the Third Lease Extension Agreement was extended by Fourth Lease Extension Agreement dated May 15, 1995
(hereinafter "Fourth Lease Extension Agreement"); and

                  WHEREAS, said Initial Lease Agreement as extended by Lease Extension Agreement, Second Lease Extension Agreement, Third Lease Extension Agreement and Fourth Lease Extension Agreement shall terminate on June 14, 1996; and

                  WHEREAS, the parties hereto wish to extend the term of the Initial Lease Agreement/Lease Extension Agreement/Second Lease Extension Agreement/Third Lease Extension Agreement/Fourth Lease Extension Agreement under the same terms and conditions contained therein, with the exception of those items enumerated below.

                  NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

                  1. The Fourth Lease Extension Agreement is hereby extended for one year term commencing June 15, 1996 and terminating June 14, 1997 (hereinafter "Fifth Lease Extension Agreement").

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                  2. Tenant has the right to cancel this Agreement any time
after September 14, 1996 by giving the Landlord ninety (90) days written notice.

                  3. The Tenant acknowledges that is presently in possession of the leased premises and agrees except as provided in the Lease as amended and subject to provision of the Lease to retain possession of the same without any representations, warranties, or covenants on the part of the Landlord and in the condition commonly referred to as "As Is".

                  4. Except as particularly modified by the terms hereof, the Initial Lease Agreement/Lease Extension Agreement/Second Lease Extension Agreement/Third Lease Extension Agreement/Fourth Lease Extension Agreement shall remain in full force and effect during the term of the Lease as contained herein, which terms and conditions are hereby reaffirmed by the parties hereto.

                  5. By execution of these present, each party acknowledges the full and faithful performance by the other party of the obligations to be performed by the other party under the Lease to the date hereof.

                  6. This Fifth Lease Extension Agreement shall bind and benefit the parties hereto, their legal representatives, executors, administrators, successors and assigns.

                  IN WITNESS WHEREOF, the parties have hereto executed this Agreement the date and year first above written.


WITNESS:                                     ICE ASSOCIATES,
                                             as Landlord


    /s/ John J. Horgan                       By:/s/ Salvature V. Frassetto
------------------------------               ----------------------------------
                                                    Salvatore V. Frassetto,
                                                    Partner

WITNESS:                                     DALTEX MEDICAL SCIENCES, INC.
                                             as Tenant


   /s/ Diane E. Fritz                        By:/s/ Herbert J. Mitchele
------------------------------               ----------------------------------


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